Comprehensive Income (Loss) Note	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Comprehensive Income (Loss) Note

13. Accumulated Other Comprehensive Income (Loss)

The components of Accumulated other comprehensive income (loss) are as follows (in millions):

	Pension and Retiree Medical Liability	Unrealized Gain/(Loss) on Investments	Derivative Financial Instruments	Income Tax Benefit/ (Expense)	Total
Balance at December 31, 2011	$(3,887)	$(4)	$30	$(103)	$(3,964)
Current year change	(1,910)	3			(1,907)
Amortization of actuarial loss and prior service cost	130	—	—	—	130
Benefit plan modifications	3,345	—	—	—	3,345
Reclassification of derivative financial instruments into earnings	—	—	(3)	—	(3)
Change in fair value of derivative financial instruments	—	—	(12)	—	(12)
Non-cash tax provision	—	—	—	(569)	(569)
Balance at December 31, 2012	$(2,322)	$(1)	$15	$(672)	$(2,980)

As of December 31, 2012, the Company estimates that during the next twelve months it will reclassify from Accumulated other comprehensive income/(loss) into earnings approximately $15 million in net gains (based on prices as of December 31, 2012) related to its fuel derivative hedges.

The Company recognized a $569 million non-cash income tax benefit, offset by a $569 million charge to other comprehensive income, during the fourth quarter of 2012 related to gains in other comprehensive income. See Note 9 to the consolidated financial statements for further information.

Amounts allocated to other comprehensive income for income taxes as further described in Note 9 will remain in Accumulated other comprehensive income until the Company ceases all related activities, such as termination of the pension plan.